Exhibit 32.1

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K/A for the period ended March 31, 2004 of Sport Chalet, Inc. (the "Company") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Date: June 6, 2005

                                     /s/   CRAIG L. LEVRA
                                     --------------------------------------
                                     Chairman of the Board, Chief Executive
                                     Officer and  President


                                     /s/   HOWARD K. KAMINSKY
                                     --------------------------------------
                                     Executive Vice President-Finance,
                                     Chief Financial Officer and Secretary

A signed original of this written statement required by Section 906 has been provided to Sport Chalet, Inc and will be furnished to the Securities and Exchange Commission or its staff upon request.


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